UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of report
                                February 8, 2005
                        (Date of earliest event reported)

                              CAVALIER HOMES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

             1-9792                                       63-0949734
             ------                                       ----------
     (Commission File Number)                  (IRS Employer Identification No.)


            32 Wilson Boulevard 100
                 Addison, Alabama                                      35540
                 ----------------                                      -----
     (Address of Principal Executive Offices)                       (Zip Code)

                                 (256) 747-9800
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05   Costs Associated with Exit or Disposal Activities.
            -------------------------------------------------

            On February 11, 2005, Cavalier Homes, Inc. (the "Company") issued a press release announcing the closure of a home manufacturing plant located in Fort Worth, Texas. A copy of the Company's press release is attached to this Form 8-K as Exhibit 99.1.

        (a) On February 8, 2005, the Company announced to its workforce in Fort Worth, Texas that, due to ongoing weakness in the Texas manufactured housing market, the Company plans to close the home manufacturing plant located there. The Company anticipates that the closure will be completed by February 21, 2005.

        (b) The Company estimates that the closure of the Fort Worth plant will result in (i) asset impairment charges ranging from $200,000 to $300,000 to be recorded in the fourth quarter ended December 31, 2004 and (ii) charges ranging from $800,000 to $900,000 for severance benefits and employee termination costs for the approximately 150 employees located at the plant.

        (c) Accordingly, the Company expects that the total amounts expected to be incurred in connection with the closure of the Fort Worth plant operation will range from $1,000,000 to $1,200,000.

        (d) The Company estimates that the closure of the Fort Worth plant operation will result in approximately $800,000 to $900,000 of cash expenditures.

Item 2.06         Material Impairments.
                  ---------------------

                  The disclosure included under Item 2.05 above is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

        (c)       Exhibits

                     Exhibit 99.1 Press Release dated February 11, 2005.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  CAVALIER HOMES, INC.
                                                   (Registrant)


Date: February 14, 2005                By           /s/ Michael R. Murphy
                                       ----------------------------------------
                                                       Michael R. Murphy
                                                 Its Chief Financial Officer

                                Exhibit Index
                                -------------

Exhibit                     Description
-------                     -----------

99.1                        Text of Press Release dated February 11, 2005

                                                                  EXHIBIT 99.1


                                       From:         Cavalier Homes, Inc.
                                       Approved by:  David Roberson
                                       Subject:      Plant Closing, Outlook
                                       Contact:      Mike Murphy (256) 747-9800


                       CAVALIER HOMES TO CLOSE TEXAS PLANT
                              --------------------
                   COMPANY COMMENTS ON FOURTH QUARTER OUTLOOK


Addison, Ala. (February 11, 2005) - Cavalier Homes, Inc. (Amex: CAV) today announced that it will close an under-performing home manufacturing plant in Fort Worth, Texas. The plant, Cavalier's only facility in that state, accounted for about 10% of Cavalier's total revenue and 11% of floor shipments in 2004.

         Cavalier noted that the plant has been hurt by ongoing weakness in the Texas market, where floor shipments are down approximately 50% from the 2001 level - considerably worse than the overall decline seen in floor shipments nationwide during the same period. The plant has consistently incurred operating losses over the past five years, with net losses of approximately $2.5 million in each of the last two years. Furthermore, it was Cavalier's only unprofitable home manufacturing facility in 2004.

         The Company's Fort Worth plant currently services approximately 60 dealer locations in Texas and three other states, representing approximately 15% of the Company's total network of independent dealers. Cavalier will continue to provide comparable products to some of this market, where delivery costs are practical, using available capacity at its plants in Alabama.

         In connection with the plant closing, although evaluation is ongoing, Cavalier currently expects to record asset impairment charges ranging from $200,000-$300,000 in the fourth quarter ended December 31, 2004. The Company also expects to incur employee termination costs related to the plant's current workforce of approximately 150 people. These termination costs, which are expected to range from $800,000-$900,000, will be recorded primarily in the first quarter of 2005.

         Despite the additional costs recorded due to the plant's closing, Cavalier currently expects to report a profit for both the fourth quarter and full year ended December 31, 2004. The Company plans to report results for these periods later this month.

         Cavalier Homes, Inc. and its subsidiaries produce, sell, and finance manufactured housing. The Company markets its homes primarily through independent dealers, including exclusive dealers that carry only Cavalier products, and provides financial services primarily to retail purchasers of manufactured homes.

         With the exception of historical information, the statements made in this press release, including those containing the words "will," "may," "likely," "expect," and "plans," and words of similar import, and those relating to industry trends and conditions, Cavalier's expectations for its results of operations in future periods, acceptance of Cavalier's new product initiatives and the effect of these and other steps taken in the last several years on Cavalier's future sales and earnings, and Cavalier's plans and expectations for addressing current and future industry and business conditions, constitute forward-looking statements, are based upon current expectations, and are made pursuant to the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve certain known and unknown assumptions, risks and uncertainties that could cause actual results to differ materially from those included in or contemplated by the statements, including among other matters, significant competitive activity, including promotional and price competition; interest rates; increases in raw material and energy costs; changes in customer demand for Cavalier's products; inherent risks in the market place associated with new products and new product lines; and other risk factors listed from time to time in Cavalier's reports filed with the Securities and Exchange Commission, including, but not limited to, those discussed or indicated in Cavalier's Annual Report on Form 10-K for the period ended December 31, 2003, under the heading "Item 1. Business-Risk Factors," and its Quarterly Report on Form 10-Q for the period ended September 25, 2004, under the heading "Safe Harbor Statement under the Private Litigation Reform Act of 1995," as filed with the Securities and Exchange Commission. Cavalier disclaims any obligation to update any forward-looking statements as a result of developments occurring after the issuance of this press release.


                                      -END-